                                     English Translation Only, Subject to the Original Version in Chinese.

March 24, 2011

Nominee Agreement

Shareholder (Party A): Hebei Agriculture Means of Production Co.,Ltd.

Registrant No.:130000000020072

Address: 10,Ping'An South Da St.,Shijiazhuang,Hebei Province, P.R. China

Nominee (Party B): Peng Guojiang

ID No.:130103196411051517

Address: Rm502, 3rd Unit,2nd Block,,2,Village South St.,Qiao Dong District, Shijiazhuang, Hebei Province, P.R. China

Whereas,

China Agriculture Media Group Co., Ltd. (hereinafter referred to “the Company”, “CAMG”) has been established and continues its operation in accordance with the laws of Hong Kong S.A.R. of P. R. China since March of 2011.

Both Parties have entered into agreement that Party A authorizes Party B to be its nominee holder of 38% shares of the Company, pursuant to the principles of equality and voluntary compliance and through friendly negotiations.

I Authorization.

Party A on its own willingness authorizes Party B to be its nominee holder of 38% shares of the Company, who accordingly exercises the rights of the relevant shares.

II Delegated Authority.

1. Party A would authorize Party B to participate in the relevant events and meetings of the board of shareholders and exercise voting rights as the shareholder of the Company;

2. Party A would authorize Party B to exercise other rights of shareholders defined in the Corporation Law and Articles of Association.

III Representations and Warranties of Party A.

1. Party A has the right to supervise and correct any inappropriate behaviors of Party B as the nominee based on the terms of this agreement;

2. Party A has the right to dissolve Party B’s authorization and the representing rights in the case that it is reasonable for Party A to consider that Party B fails to perform the obligations with integrity.

IV Representations and Warranties of Party B.

1. Party B hereby assures that all proceeds of investment arising from the nominee shares attributes to Party A;

2. Party B hereby assures that it would not transfer, distribute any proceeds arising from the nominee shares without the written consent of Party A ahead, or perform any behaviors that may harm Party A’s interests;

3. Party B hereby assures that it would provide necessary assistance and convenience for Party A in the process of transfer of the nominee shares and cooperate with Party A to complete the relevant procedure.

V Confidentiality Clause

Both Party A and Party B represent to another party as the provider and receiver of confidential information in the course of executing the term of this agreement, and thus both parties undertake confidentiality obligations and liabilities. Neither party shall disclose the information of the owner, unless the disclosure is allowed by a written agreement signed by the two parties nor there is clear evidence that proves the information is publicly known.

VI   Breach of Agreement

According to this agreement, both Party A and Party B shall fulfill their own responsibilities and obligations for the best interest of each other. If any party failed to fulfill the terms of obligation shall bear all the damages and losses for another party, including the liquidated damages of any related investment from nominee shares.

VII   Settlement of Disputes

With respect to any issues, disputes, or proceedings arising from or in connection with the rights and obligations of the parties hereunder both parties shall settle through coordination between parties involved or a lawsuit filed to the court in accordance with law.

VIII Other Clause

This Agreement shall take effect upon signing and seals of the Parties. This agreement shall be held in duplicate. Each party shall preserve one copy with equal legal effect.

Party A (Signature):                               Party B(Signature):

Hebei Agriculture Means of Production Co., Ltd.                Peng Guojiang

             This agreement is signed in GUANGZHOU.

                                     English Translation Only, Subject to the Original Version in Chinese.

December 29, 2011

Nominee Agreement

Shareholder (Party A): Chakah Holdings Limited.

Registrant No.:1610017

Address: P.O.BOX 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands

Nominee (Party B): Ka Siuping

ID No.: P 369609(3)

Address: Unit 2004-2005, Kwan Chart Tower,6 Tonnochy Road, Wanchai, Hong

Kong

Whereas,

China Agriculture Media Group Co., Ltd. (hereinafter referred to “the Company”, “CAMG”) has been established and continues its operation in accordance with the laws of Hong Kong S.A.R. of P. R. China since March of 2011.

Both Parties have entered into agreement that Party A authorizes Party B to be its nominee holder of 5% shares of the Company, pursuant to the principles of equality and voluntary compliance and through friendly negotiations.

I Authorization.

Party A on its own willingness authorizes Party B to be its nominee holder of5% shares of the Company, who accordingly exercises the rights of the relevant shares.

II Delegated Authority.

1. Party A would authorize Party B to participate in the relevant events and meetings of the board of shareholders and exercise voting rights as the shareholder of the Company;

2. Party A would authorize Party B to exercise other rights of shareholders defined in the Corporation Law and Articles of Association.

III Representations and Warranties of Party A.

1. Party A has the right to supervise and correct any inappropriate behaviors of Party B as the nominee based on the terms of this agreement;

2. Party A has the right to dissolve Party B’s authorization and the representing rights in the case that it is reasonable for Party A to consider that Party B fails to perform the obligations with integrity.

IV Representations and Warranties of Party B.

1. Party B hereby assures that all proceeds of investment arising from the nominee shares attributes to Party A;

2. Party B hereby assures that it would not transfer, distribute any proceeds arising from the nominee shares without the written consent of Party A ahead, or perform any behaviors that may harm Party A’s interests;

3. Party B hereby assures that it would provide necessary assistance and convenience for Party A in the process of transfer of the nominee shares and cooperate with Party A to complete the relevant procedure.

V Confidentiality Clause

Both Party A and Party B represent to another party as the provider and receiver of confidential information in the course of executing the term of this agreement, and thus both parties undertake confidentiality obligations and liabilities. Neither party shall disclose the information of the owner, unless the disclosure is allowed by a written agreement signed by the two parties nor there is clear evidence that proves the information is publicly known.

VI Breach of Agreement

According to this agreement, both Party A and Party B shall fulfill their own responsibilities and obligations for the best interest of each other. If any party failed to fulfill the terms of obligation shall bear all the damages and losses for another party, including the liquidated damages of any related investment from nominee shares.

VII   Settlement of Disputes

With respect to any issues, disputes, or proceedings arising from or in connection with the rights and obligations of the parties hereunder both parties shall settle through coordination between parties involved or a lawsuit filed to the court in accordance with law.

VIII  Other Clause

This Agreement shall take effect upon signing and seals of the Parties. This agreement shall be held in duplicate. Each party shall preserve one copy with equal legal effect.

Party A (Signature):                             Party B(Signature):

Chakah Holdings Limited.                          Ka Siuping

       This agreement is signed in GUANGZHOU.

                                      English Translation Only, Subject to the Original Version in Chinese.

March 24, 2011

Nominee Agreement

Shareholder (Party A): Fong, Fung Yi Precia

ID No.: G646149(1)

Address: House 23, JC Castle, 18 Shan Tong Road, Tai Po, N.T.

Nominee (Party B): Precursor Management Inc.

Registrant No.: 1493837

Address: P.O.BOX 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands

Whereas,

China Agriculture Media Group Co., Ltd. (hereinafter referred to “the Company”, “CAMG”) has been established and continues its operation in accordance with the laws of Hong Kong S.A.R. of P. R. China since March of 2011.

Both Parties have entered into agreement that Party A authorizes Party B to be its nominee holder of 1% shares of the Company, pursuant to the principles of equality and voluntary compliance and through friendly negotiations.

I Authorization.

Party A on its own willingness authorizes Party B to be its nominee holder of

1% shares of the Company, who accordingly exercises the rights of the relevant shares.

II Delegated Authority.

1. Party A would authorize Party B to participate in the relevant events and meetings of the board of shareholders and exercise voting rights as the shareholder of the Company;

2. Party A would authorize Party B to exercise other rights of shareholders defined in the Corporation Law and Articles of Association.

III   Representations and Warranties of Party A.

1. Party A has the right to supervise and correct any inappropriate behaviors of Party B as the nominee based on the terms of this agreement;

2. Party A has the right to dissolve Party B’s authorization and the representing rights in the case that it is reasonable for Party A to consider that Party B fails to perform the obligations with integrity.

IV Representations and Warranties of Party B.

1. Party B hereby assures that all proceeds of investment arising from the nominee shares attributes to Party A;

2. Party B hereby assures that it would not transfer, distribute any proceeds arising from the nominee shares without the written consent of Party A ahead, or perform any behaviors that may harm Party A’s interests;

3. Party B hereby assures that it would provide necessary assistance and convenience for Party A in the process of transfer of the nominee shares and cooperate with Party A to complete the relevant procedure.

V Confidentiality Clause

Both Party A and Party B represent to another party as the provider and receiver of confidential information in the course of executing the term of this agreement, and thus both parties undertake confidentiality obligations and liabilities. Neither party shall disclose the information of the owner, unless the disclosure is allowed by a written agreement signed by the two parties nor there is clear evidence that proves the information is publicly known.

VI Breach of Agreement

According to this agreement, both Party A and Party B shall fulfill their own responsibilities and obligations for the best interest of each other. If any party failed to fulfill the terms of obligation shall bear all the damages and losses for another party, including the liquidated damages of any related investment from nominee shares.

VII   Settlement of Disputes

With respect to any issues, disputes, or proceedings arising from or in connection with the rights and obligations of the parties hereunder, both parties shall settle through coordination between parties involved or a lawsuit filed to the court in accordance with law.

VIII   Other Clause

This Agreement shall take effect upon signing and seals of the Parties. This agreement shall be held in duplicate. Each party shall preserve one copy with equal legal effect.

Party A (Signature):                               Party B(Signature):

Fung Yi Precia                                   Precursor Management Inc.

                 This agreement is signed in GUANGZHOU.

                                     English Translation Only, Subject to the Original Version in Chinese.

March 24, 2011

Nominee Agreement

Shareholder (Party A): Peng Guojiang

ID No.:130103196411051517

Address: Room 502,Building #2, Cunnan Street#2, Qiaodong District, Shijiazhuang City, Hebei Province P. R. China

Nominee (Party B): Ka Siuping

ID No.: P 369609(3)

Address: Unit 2004-2005, Kwan Chart Tower,6 Tonnochy Road, Wanchai, Hong

Kong

Whereas,

China Agriculture Media Group Co., Ltd. (hereinafter referred to “the Company”, “CAMG”) has been established and continues its operation in accordance with the laws of Hong Kong S.A.R. of P. R. China since March of 2011.

Both Parties have entered into agreement that Party A authorizes Party B to be its nominee holder of 12.5% shares of the Company, pursuant to the principles of equality and voluntary compliance and through friendly negotiations.

I Authorization.

Party A on its own willingness authorizes Party B to be its nominee holder of 12.5% shares of the Company, who accordingly exercises the rights of the relevant shares.

II Delegated Authority.

1. Party A would authorize Party B to participate in the relevant events and meetings of the board of shareholders and exercise voting rights as the shareholder of the Company;

2. Party A would authorize Party B to exercise other rights of shareholders defined in the Corporation Law and Articles of Association.

III     Representations and Warranties of Party A.

1. Party A has the right to supervise and correct any inappropriate behaviors of Party B as the nominee based on the terms of this agreement;

2. Party A has the right to dissolve Party B’s authorization and the representing rights in the case that it is reasonable for Party A to consider that Party B fails to perform the obligations with integrity.

IV   Representations and Warranties of Party B.

1. Party B hereby assures that all proceeds of investment arising from the nominee shares attributes to Party A;

2. Party B hereby assures that it would not transfer, distribute any proceeds arising from the nominee shares without the written consent of Party A ahead, or perform any behaviors that may harm Party A’s interests;

3. Party B hereby assures that it would provide necessary assistance and convenience for Party A in the process of transfer of the nominee shares and cooperate with Party A to complete the relevant procedure.

V Confidentiality Clause

Both Party A and Party B represent to another party as the provider and receiver of confidential information in the course of executing the term of this agreement, and thus both parties undertake confidentiality obligations and liabilities. Neither party shall disclose the information of the owner, unless the disclosure is allowed by a written agreement signed by the two parties nor there is clear evidence that proves the information is publicly known.

VI Breach of Agreement

According to this agreement, both Party A and Party B shall fulfill their own responsibilities and obligations for the best interest of each other. If any party failed to fulfill the terms of obligation shall bear all the damages and losses for another party, including the liquidated damages of any related investment from nominee shares.

VII   Settlement of Disputes

With respect to any issues, disputes, or proceedings arising from or in connection with the rights and obligations of the parties hereunder, both parties shall settle through coordination between parties involved or a lawsuit filed to the court in accordance with law.

VIII   Other Clause

This Agreement shall take effect upon signing and seals of the Parties. This agreement shall be held in duplicate. Each party shall preserve one copy with equal legal effect.

Party A (Signature):                                Party B(Signature):

Peng Guojiang                                    Ka Siuping

                 This agreement is signed in GUANGZHOU.

                                     English Translation Only, Subject to the Original Version in Chinese.

March 24, 2011

Nominee Agreement

Shareholder (Party A): Peng Guojiang

ID No.:130103196411051517

Address: Room 502,Building #2, Cunnan Street#2, Qiaodong District, Shijiazhuang City, Hebei Province P. R. China

Nominee (Party B): Precursor Management, Inc.

Registrant No.: 1493837

Address: P.O.BOX 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands

Whereas,

China Agriculture Media Group Co., Ltd. (hereinafter referred to “the Company”, “CAMG”) has been established and continues its operation in accordance with the laws of Hong Kong S.A.R. of P. R. China since March of 2011.

Both Parties have entered into agreement that Party A authorizes Party B to be its nominee holder of 12.5% shares of the Company, pursuant to the principles of equality and voluntary compliance and through friendly negotiations.

I.   Authorization.

Party A on its own willingness authorizes Party B to be its nominee holder of 12.5% shares of the Company, who accordingly exercises the rights of the relevant shares.

II. Delegated Authority.

1. Party A would authorize Party B to participate in the relevant events and meetings of the board of shareholders and exercise voting rights as the shareholder of the Company;

2. Party A would authorize Party B to exercise other rights of shareholders defined in the Corporation Law and Articles of Association.

III.   Representations and Warranties of Party A.

1. Party A has the right to supervise and correct any inappropriate behaviors of Party B as the nominee based on the terms of this agreement;

2. Party A has the right to dissolve Party B’s authorization and the representing rights in the case that it is reasonable for Party A to consider that Party B fails to perform the obligations with integrity.

IV. Representations and Warranties of Party B.

1. Party B hereby assures that all proceeds of investment arising from the nominee shares attributes to Party A;

2. Party B hereby assures that it would not transfer, distribute any proceeds arising from the nominee shares without the written consent of Party A ahead, or perform any behaviors that may harm Party A’s interests;

3. Party B hereby assures that it would provide necessary assistance and convenience for Party A in the process of transfer of the nominee shares and cooperate with Party A to complete the relevant procedure.

V. Confidentiality Clause

Both Party A and Party B represent to another party as the provider and receiver of confidential information in the course of executing the term of this agreement, and thus both parties undertake confidentiality obligations and liabilities. Neither party shall disclose the information of the owner, unless the disclosure is allowed by a written agreement signed by the two parties nor there is clear evidence that proves the information is publicly known.

VI. Breach of Agreement

According to this agreement, both Party A and Party B shall fulfill their own responsibilities and obligations for the best interest of each other. If any party failed to fulfill the terms of obligation shall bear all the damages and losses for another party, including the liquidated damages of any related investment from nominee shares.

VII.   Settlement of Disputes

With respect to any issues, disputes, or proceedings arising from or in connection with the rights and obligations of the parties hereunder, both parties shall settle through coordination between parties involved or a lawsuit filed to the court in accordance with law.

VIII.  Other Clause

This Agreement shall take effect upon signing and seals of the Parties. This agreement shall be held in duplicate. Each party shall preserve one copy with equal legal effect.

Party A (Signature):                              Party B(Signature):

Peng Guojiang                                   Precursor Management Inc.

           This agreement is signed in GUANGZHOU.

                                      English Translation Only, Subject to the Original Version in Chinese.

March 24, 2011

Nominee Agreement

Shareholder (Party A): Peng Guojiang

ID No.:130103196411051517

Address: Room 502,Building #2, Cunnan Street#2, Qiaodong District, Shijiazhuang City, Hebei Province P. R. China

Nominee (Party B): Wang Yichuan

ID No.: 110108196002235479

Address: Room601,Building #4, Capital Stadium South Road20, Haidian

District, Beijing, P. R. China

Whereas,

China Agriculture Media Group Co., Ltd. (hereinafter referred to “the Company”, “CAMG”) has been established and continues its operation in accordance with the laws of Hong Kong S.A.R. of P. R. China since March of 2011.

Both Parties have entered into agreement that Party A authorizes Party B to be its nominee holder of 13% shares of the Company, pursuant to the principles of equality and voluntary compliance and through friendly negotiations.

I. Authorization.

Party A on its own willingness authorizes Party B to be its nominee holder of 13% shares of the Company, who accordingly exercises the rights of the relevant shares.

II. Delegated Authority.

1. Party A would authorize Party B to participate in the relevant events and meetings of the board of shareholders and exercise voting rights as the shareholder of the Company;

2. Party A would authorize Party B to exercise other rights of shareholders defined in the Corporation Law and Articles of Association.

III.   Representations and Warranties of Party A.

1. Party A has the right to supervise and correct any inappropriate behaviors of Party B as the nominee based on the terms of this agreement;

2. Party A has the right to dissolve Party B’s authorization and the representing rights in the case that it is reasonable for Party A to consider that Party B fails to perform the obligations with integrity.

IV. Representations and Warranties of Party B.

1. Party B hereby assures that all proceeds of investment arising from the nominee shares attributes to Party A;

2. Party B hereby assures that it would not transfer, distribute any proceeds arising from the nominee shares without the written consent of Party A ahead, or perform any behaviors that may harm Party A’s interests;

3. Party B hereby assures that it would provide necessary assistance and convenience for Party A in the process of transfer of the nominee shares and cooperate with Party A to complete the relevant procedure.

V. Confidentiality Clause

Both Party A and Party B represent to another party as the provider and receiver of confidential information in the course of executing the term of this agreement, and thus both parties undertake confidentiality obligations and liabilities. Neither party shall disclose the information of the owner, unless the disclosure is allowed by a written agreement signed by the two parties nor there is clear evidence that proves the information is publicly known.

VI. Breach of Agreement

According to this agreement, both Party A and Party B shall fulfill their own responsibilities and obligations for the best interest of each other. If any party failed to fulfill the terms of obligation shall bear all the damages and losses for another party, including the liquidated damages of any related investment from nominee shares.

VII.   Settlement of Disputes

With respect to any issues, disputes, or proceedings arising from or in connection with the rights and obligations of the parties hereunder, both parties shall settle through coordination between parties involved or a lawsuit filed to the court in accordance with law.

VIII.  Other Clause

This Agreement shall take effect upon signing and seals of the Parties. This agreement shall be held in duplicate. Each party shall preserve one copy with equal legal effect.

Party A (Signature):                                Party B(Signature):

Peng Guojiang                                    Wang Yichuan

            This agreement is signed in GUANGZHOU.

                                      English Translation Only, Subject to the Original Version in Chinese.

December 29, 2011

Nominee Agreement

Shareholder (Party A): Precursor Management, Inc.

Registrant No.:1493837

Address: P.O.BOX 957,Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands

Nominee (Party B): Ka Siuping

ID No.: P 369609(3)

Address: Unit 2004-2005, Kwan Chart Tower,6 Tonnochy Road, Wanchai, Hong

Kong

Whereas,

China Agriculture Media Group Co., Ltd. (hereinafter referred to “the Company”, “CAMG”) has been established and continues its operation in accordance with the laws of Hong Kong S.A.R. of P. R. China since March of 2011.

Both Parties have entered into agreement that Party A authorizes Party B to be its nominee holder of 28.5% shares of the Company, pursuant to the principles of equality and voluntary compliance and through friendly negotiations.

I. Authorization.

Party A on its own willingness authorizes Party B to be its nominee holder of 28.5% shares of the Company, who accordingly exercises the rights of the relevant shares.

II. Delegated Authority.

1. Party A would authorize Party B to participate in the relevant events and meetings of the board of shareholders and exercise voting rights as the shareholder of the Company;

2. Party A would authorize Party B to exercise other rights of shareholders defined in the Corporation Law and Articles of Association.

III.    Representations and Warranties of Party A.

1. Party A has the right to supervise and correct any inappropriate behaviors of Party B as the nominee based on the terms of this agreement;

2. Party A has the right to dissolve Party B’s authorization and the representing rights in the case that it is reasonable for Party A to consider that Party B fails to perform the obligations with integrity.

IV. Representations and Warranties of Party B.

1. Party B hereby assures that all proceeds of investment arising from the nominee shares attributes to Party A;

2. Party B hereby assures that it would not transfer, distribute any proceeds arising from the nominee shares without the written consent of Party A ahead, or perform any behaviors that may harm Party A’s interests;

3. Party B hereby assures that it would provide necessary assistance and convenience for Party A in the process of transfer of the nominee shares and cooperate with Party A to complete the relevant procedure.

V. Confidentiality Clause

Both Party A and Party B represent to another party as the provider and receiver of confidential information in the course of executing the term of this agreement, and thus both parties undertake confidentiality obligations and liabilities. Neither party shall disclose the information of the owner, unless the disclosure is allowed by a written agreement signed by the two parties nor there is clear evidence that proves the information is publicly known.

VI. Breach of Agreement

According to this agreement, both Party A and Party B shall fulfill their own responsibilities and obligations for the best interest of each other. If any party failed to fulfill the terms of obligation shall bear all the damages and losses for another party, including the liquidated damages of any related investment from nominee shares.

VII.   Settlement of Disputes

With respect to any issues, disputes, or proceedings arising from or in connection with the rights and obligations of the parties hereunder, both parties shall settle through coordination between parties involved or a lawsuit filed to the court in accordance with law.

VIII.  Other Clause

This Agreement shall take effect upon signing and seals of the Parties. This agreement shall be held in duplicate. Each party shall preserve one copy with equal legal effect.

Party A (Signature):                               Party B(Signature):

Precursor Management Inc.                             Ka Siuping

              This agreement is signed in GUANGZHOU.

                                      English Translation Only, Subject to the Original Version in Chinese.

December 29, 2011

Nominee Agreement

Shareholder (Party A): Wang Yichuan

ID No.:110108196002235479

Address: Room601,Building #4, Capital Stadium South Road20, Haidian

District, Beijing, P. R. China

Nominee (Party B): Ka Siuping

ID No.: P 369609(3)

Address: Unit 2004-2005, Kwan Chart Tower,6 Tonnochy Road, Wanchai, Hong

Kong

Whereas,

China Agriculture Media Group Co., Ltd. (hereinafter referred to “the Company”, “CAMG”) has been established and continues its operation in accordance with the laws of Hong Kong S.A.R. of P. R. China since March of 2011.

Both Parties have entered into agreement that Party A authorizes Party B to be its nominee holder of 33% shares of the Company, pursuant to the principles of equality and voluntary compliance and through friendly negotiations.

I Authorization.

Party A on its own willingness authorizes Party B to be its nominee holder of 33% shares of the Company, who accordingly exercises the rights of the relevant shares.

II. Delegated Authority.

1. Party A would authorize Party B to participate in the relevant events and meetings of the board of shareholders and exercise voting rights as the shareholder of the Company;

2. Party A would authorize Party B to exercise other rights of shareholders defined in the Corporation Law and Articles of Association.

III Representations and Warranties of Party A.

1. Party A has the right to supervise and correct any inappropriate behaviors of Party B as the nominee based on the terms of this agreement;

2. Party A has the right to dissolve Party B’s authorization and the representing rights in the case that it is reasonable for Party A to consider that Party B fails to perform the obligations with integrity.

IV Representations and Warranties of Party B.

1. Party B hereby assures that all proceeds of investment arising from the nominee shares attributes to Party A;

2. Party B hereby assures that it would not transfer, distribute any proceeds arising from the nominee shares without the written consent of Party A ahead, or perform any behaviors that may harm Party A’s interests;

3. Party B hereby assures that it would provide necessary assistance and convenience for Party A in the process of transfer of the nominee shares and cooperate with Party A to complete the relevant procedure.

V Confidentiality Clause

Both Party A and Party B represent to another party as the provider and receiver of confidential information in the course of executing the term of this agreement, and thus both parties undertake confidentiality obligations and liabilities. Neither party shall disclose the information of the owner, unless the disclosure is allowed by a written agreement signed by the two parties nor there is clear evidence that proves the information is publicly known.

VI Breach of Agreement

According to this agreement, both Party A and Party B shall fulfill their own responsibilities and obligations for the best interest of each other. If any party failed to fulfill the terms of obligation shall bear all the damages and losses for another party, including the liquidated damages of any related investment from nominee shares.

VII   Settlement of Disputes

With respect to any issues, disputes, or proceedings arising from or in connection with the rights and obligations of the parties hereunder, both parties shall settle through coordination between parties involved or a lawsuit filed to the court in accordance with law.

VIII.   Other Clause

This Agreement shall take effect upon signing and seals of the Parties. This agreement shall be held in duplicate. Each party shall preserve one copy with equal legal effect.

Party A (Signature):                               Party B(Signature):

Wang Yichuan                                   Ka Siuping

            This agreement is signed in GUANGZHOU.